Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va. - August 18, 2016 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the second quarter ended July 30, 2016.

WHEN:         Thursday, August 25, 2016
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call,
please dial 888-427-9376 for USA and Canadian calls
or 719-457-2085 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Thursday, September 1, 2016, and may be accessed by dialing 888-203-1112. Please enter Passcode # 1772942.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com